Lakeland Financial Corporation A Proven History of Shareholder Value Creation And Commitment to Our Communities 2nd Quarter 2024 LKFN L I S T E D

2 David M. Findlay Chairman & Chief Executive Officer david.findlay@lakecitybank.com (574) 267‐9197 Kristin L. Pruitt President kristin.pruitt@lakecitybank.com (574) 371‐9220 Lisa M. O’Neill Executive Vice President & Chief Financial Officer lisa.oneill@lakecitybank.com (574) 267‐9125

3 Forward‐Looking Information This presentation contains, and future oral and written statements of the Company and its  management may contain, forward‐looking statements within the meaning of the Private  Securities Litigation Reform Act of 1995. Forward‐looking statements are not historical facts and  are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,”  “continue,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should,” or other  similar expressions. All statements in this presentation, including forward‐looking statements,  speak only as of today’s date, and the Company undertakes no obligation to update any  statement in light of new information or future events. The Company’s ability to predict results or the actual effect of future plans or strategies is  inherently uncertain and, accordingly, you are cautioned not to place undue reliance on any  forward‐looking statement. Actual results could differ materially from those addressed in the  forward looking statements as a result of numerous factors, including the effects of economic,  business and market conditions and changes, particularly in our Indiana market area, including  prevailing interest rates and the rate of inflation; governmental monetary and fiscal policies; the  risks of changes in interest rates on the levels, composition and costs of deposits, loan demand  and the values and liquidity of loan collateral, securities and other interest sensitive assets and  liabilities; and changes in borrowers’ credit risks and payment behaviors, as well as those  identified in the company’s filings with the Securities and Exchange Commission, including the  company’s Annual Report on Form 10‐K and quarterly reports on Form 10‐Q.

4 Long Term Success for Shareholders LTM ROE >13% Source: S&P Capital IQ Pro. Financial data is as of March 31, 2024. (1) Includes banks and thrifts traded on the NYSE, NYSEAM or NASDAQ as of 7/8/24; excludes merger targets. (2) Defined as having positive net income before extraordinary items and preferred dividends for each of the last 10 years (calendar years ended December 31, 2014 through December 31, 2023). Net income before extraordinary items is defined by S&P Capital IQ Pro as GAAP net income, after taxes, minority interest, and other after tax items, but before any extraordinary items. Excludes any revaluation of net deferred tax assets due to tax reform per S&P Capital IQ Pro. (3) Defined as having compounded annual growth in tangible book value per share from 3/31/04 through 3/31/24 greater than 8%. 20-Year TBVPS CAGR >8%(3) Profitable for the Last 10 Years(2) Exchange Traded Depositories with Assets Between $1B and $10B(1) 5 Institutions 12 Institutions 158 Institutions 191 Institutions (including LKFN) LTM ROE >13%

Tangible Common  Equity 91.9% Allowance for Credit  Losses 8.1% $2 5. 34 $3 1. 95 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 19 91 19 93 19 95 19 97 19 99 20 01 20 03 20 05 20 07 20 09 20 11 20 13 20 15 20 17 20 19 20 21 20 23 Tangible Book Value(1) Per Share 5 Strong Capital Structure Key Ratios and Per Share Data as of  June 30, 2024 9.91%TCE/Tangible Assets 12.18%Adj. TCE/Adj. Tangible Assets 15.54%Total Risk‐Based 11.98%Leverage $25.49Book Value $25.34Tangible Book Value $31.95Adj. Tangible Book Value Note: Tangible Common Equity to Tangible Assets and Tangible Book Value per Common  Share are Non‐GAAP financial measures. See “Reconciliation of Non‐GAAP Financial  Measures” in the Second Quarter 2024 Earnings Press Release and Form 8‐K. (1)compounded annual growth rate computed from 1991‐2023 *TBV adjusted to exclude the market value impact of AFS investment  securities for TCE and Tangible Assets *

6 Lake City Bank Today •A long‐term and consistent organic growth story •Headquartered in Warsaw, Indiana • 53 branch offices ‐ $6.6 billion banking assets ‐ $3.4  billion trust, retirement and investment brokerage  assets • Focused on execution – “blocking and tackling” • Continued growth potential

7 32 Years of Organic Growth Record Net Income for 32 of 35 Years $2 ,7 07 $9 3, 76 7 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 Net Income (000’s) Compound Annual Growth 1991 – 2023 • Loans = 11% • Deposits = 10% • Net Income = 12% • Earnings Per Share = 12%

8 Established Market Presence Organic Growth Potential in Mature and Expanding Markets

9 A Continued Path to Economic Growth • 67% of Lake City Bank  counties are growth and  high growth counties • 40% of Lake City Bank  counties are high growth  counties • Indiana is poised to  experience continued  economic strength and  vitality

10 Strong Regional and Statewide Economy Unemployment Rate In The Lake City Bank Footprint Is Consistent With The National Average U ne m pl oy m en t Source: United States Bureau of Labor Statistics.  Lake City Bank footprint is defined  as Kosciusko, Marshall, Fulton, Pulaski, Noble, Whitley, St. Joseph, Elkhart, LaGrange,  Allen, DeKalb, Huntington, Marion, Hamilton and Johnson Counties in Indiana 8. 8% 8. 0% 7. 7% 5. 7% 4. 6% 3. 9% 3. 0% 3. 0% 2. 8% 11 .4% 3. 9% 2. 4% 3. 4% 3. 8% 8. 7% 8. 0% 7. 8% 5. 9% 4. 9% 4. 2% 3. 2% 3. 2% 3. 0% 11 .9% 4. 0% 2. 8% 3. 4% 3. 9% 8. 7% 7. 9% 7. 3% 6. 1% 5. 3% 4. 5% 4. 1% 3. 6% 3. 4% 13 .0% 5. 8% 3. 4% 3. 4% 3. 7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2011 May 2012 May 2013 May 2014 May 2015 May 2016 May 2017 May 2018 May 2019 May 2020 May 2021 May 2022 May 2023 May 2024 May Consolidated LCB Footprint Indiana United States

11 Lake City Bank Balance Sheet Dynamics 1. Capital Strength 2. Diversified Deposit Composition 3. Liquidity Availability 4. Investment Securities Portfolio 5. Asset Liability Management

12 Fortress Balance Sheet in Excess of Regulatory Capital Requirements LKFN Above Peer Long‐Term Profitability has Contributed to a Strong Capital Foundation 13.3% 15.5% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% Q4'10 Q4'11 Q4'12 Q4'13 Q4'14 Q4'15 Q4'16 Q4'17 Q4'18 Q4'19 Q4'20 Q4'21 Q4'22 Q4'23 Risk‐Based Capital Ratio Proxy Peer Average RBC Q1’24    14.9%    Well Capitalized Threshold 10.0% for Consolidated Risk‐Based Capital Source: S&P Capital IQ Pro. Financial data

13 Deposit Composition Provides Diversification Commercial Deposits Increase Share of Total Deposits Total Retail $1,724,777 30% Total Public  Fund $1,727,593 30% Total  Commercial $2,150,127 37% Brokered  Deposits $161,040 3% June 30, 2024 Total Deposits ‐ $5.8 billion DDA $1,212,989 DDA % of Total Deposits – 21% (000’s) (000’s) Total Retail $1,617,133 39% Total Public  Fund $1,127,111 27% Total  Commercial $1,276,047 31% Brokered  Deposits $113,528 3% December 31, 2019 Total Deposits ‐ $4.1 billion DDA‐ $983,307 DDA % of Total Deposits – 24%

14 Diversified Deposit Base Deposits Are Not Concentrated to Any Industry or Client • Deposit composition has remained stable with  commercial deposits increasing as a percent of  total deposits • Lake City Bank had 119,409 deposit accounts at  June 30, 2024. 117,004, or 98%, of those  accounts are less than $250,000 • Public Funds in Indiana are covered by the Public  Deposit Insurance Fund (PDIF). Collateral is not  pledged to public funds.

15 Checking Accounting Trends by Deposit Sector Commercial Accounts Grow by 21% since December 2019 $1 ,1 05 ,2 67 $2 ,0 79 ,4 07 $1 ,9 53 ,9 69 $2 ,1 05 ,4 11 $2 ,0 19 ,0 43 $6 58 ,4 51 $1 ,1 71 ,1 26 $1 ,0 73 ,3 14 $9 37 ,4 58 $9 05 ,6 57 $8 34 ,9 53 $1 ,2 18 ,8 54 $1 ,3 82 ,5 65 $1 ,3 09 ,9 65 $1 ,5 10 ,8 21 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 Dec 2019 Dec 2021 Dec 2022 Dec 2023 Jun 2024 Commercial Retail Public Funds Ch ec ki ng  A cc ou nt  B al an ce s Checking Account Average Balances  by Deposit Type Public  FundsRetailCommercial (000) $6,192$15$13006/30/24 $5,369$15$13712/31/23 $6,615$18$13212/31/22 $6,004$20$14412/31/21 $4,073$12$8612/31/19 Number of Checking Accounts  by Deposit Type Public  FundsRetailCommercial 24462,35715,57106/30/24 24461,72515,40212/31/23 20960,52814,82412/31/22 20359,49214,41412/31/21 20556,17712,92112/31/19 Pre‐ Pandemic (000) Note: Checking account balances include demand deposits and interest‐bearing checking  products and exclude goal accounts

16 Liquidity Overview • Available liquidity is stable at $3.3 billion, up  from $2.9 billion at June 30, 2023 • Sources of liquidity are varied and  represent wholesale funding and brokered  deposits • Brokered deposits represent 3% of total  deposits • Noncore funding represented 4% of total  deposits and purchased funds as of June 30,  2024 vs. 8% as of June 30, 2023

17 Projected Impact of Rising/Falling Rates Asset Sensitive Balance Sheet Continues Neutral Shift Graph presents 12 month projected net interest income simulation  results as of June 30, 2024 using parallel shocks ‐2.23% ‐1.32% ‐0.50% ‐0.20% ‐0.08% 0.05% 0.06% 0.08% 0.08% 0.09% ‐4.00% ‐2.00% 0.00% 2.00% 4.00% NII ‐ Rates Dn 300 NII ‐ Rates Dn 200 NII ‐ Rates Dn 100 NII ‐ Rates Dn      50 NII ‐ Rates Dn      25 NII ‐ Rates Up      25 NII ‐ Rates Up      50 NII ‐ Rates Up 100 NII ‐ Rates Up 200 NII ‐ Rates Up 300

18 Evolution of Deposit and Loan Betas Deposit Mix Shift Has Slowed • NIM compressed by 2 basis points from 1Q24 to  2Q24 • Noninterest bearing deposits represent 21% of total  deposits at June 30, 2024 compared to 27% at June  30, 2023 and 24% at December 31, 2023 • Total cumulative deposit beta of 54% from March  2022 to June 2024 is higher than past FED  tightening cycle (2016‐2019) of 45%  • Total cumulative loan beta of 56% has lagged past  FED tightening cycle (2016‐2019) of 61%

19 Interest Rate Sensitivity Asset Sensitivity Decreased Due to Shift to Shorter Term Funding Fixed Rate $1,622,026 36% Prime $1,069,970 24% SOFR $1,229,360 27% FHLB/Other $566,068 13% Commercial Loans $4.5 billion as of June 30, 2024 (000’s) • Asset sensitivity impacted by shift to  interest‐bearing transaction and  short‐term time deposit accounts • Approximately $650.0 million of fixed  rate commercial loans are estimated  to reprice in the next twelve months  • Fixed rate loans have shorter, average  original terms of approximately 5  years • 89% of loan portfolio consists of  commercial loans and 64% of  commercial loans are tied to variable  interest rates

20 Shareholder Value Strategy 1. Commercial Banking Focus 2. High Quality Team Members 3. Proven Organic Growth Experience 4. Focus on Core Deposit Funding 5. Commitment to Technology

21 Commercial Banking Focus Experienced Relationship Driven Team • 42 credit “smart” commercial bankers • Average 24 years in banking & 13 years at Lake City Bank • We live where we lend • Face to face calling matters and is a team effort • We understand our clients’ needs • Deep organizational structure provides credit and  administrative support • We cross sell aggressively by leveraging technology • Capital capacity supports organic loan growth

22 Credit Process Commercial Banking Focus • Our credit discipline has never changed • We have a centralized committee structure • We are in‐market lender to in‐market clients • Character matters – we lend to people first • We focus on management/cash flow • Structure is important and is disciplined • CRE portfolio has nominal office exposure (2% of total)  with focus on owner occupied, in‐market multifamily, and  strong credit tenant transact projects

23 Corporate Social Responsibility Over 150 Years of Focusing on Our Customers, Employees  and Our Communities • Supporting our communities since 1872 • Caring for and building a diverse and inclusive team • Delivering customer‐focused loan and deposit products  to our communities • Developing strong cybersecurity controls to protect our  customers’ data • Supporting financial literacy in our footprint • Caring for the environment • Focusing on continued, positive corporate stewardship

24 Lake City Bank Culture High Quality Team Members • Our culture is our greatest  asset and we will preserve it • Lake City University drives our  culture • Diversity, Equity and Inclusion  are ongoing initiatives that  create a culture of belonging • Our community involvement is  real and critical to our strategy • Our culture has not been  diluted by acquisition

25 Mature1 Market Deposit Performance Organic Growth 2013 – 2023 $2,631 $2,419 $1,975 $483 $459 $417 $359 $221 ‐$300 ‐$1,472 ‐$2,000 ‐$1,500 ‐$1,000 ‐$500 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 1st Source Lake City Bank JPM  Chase PN C Star First M erchants Fifth Third O ld N ational KeyBank Flagstar(2) Lake City Bank has grown  deposits by 100% over the  last ten‐year period. 1Mature Markets include 12 Northern Indiana counties and exclude 3 Central Indiana counties 2Flagstar acquired Wells Fargo branches in 2018 Totals adjusted to include branches subsequently acquired by surviving banks.  Source: FDIC 6/30/23 Statistics

26 Expansion and Innovation Occurring Throughout Indiana • Indiana #1 manufacturing state in the country(1) • Indiana received tech hub designations from the federal government in  microelectronics, hydrogen energy and biotechnology.(2) • Electric Vehicle battery plant planned in St. Joseph County (South Bend) and  will add approximately 1,700 jobs in the area  • General Motors is making a $632 million investment in Allen County facility • Stellantis and Samsung SDI make $3.2 billion investment in Electric Vehicle  battery manufacturing facility in Kokomo, IN(3) • A new semiconductor factory will be built by SK hynix, Inc. in West Lafayette  and will add over 800 high wage jobs.(4) • Eli Lily increases manufacturing investment to $9 billion in Lebanon, Indiana  to boost API production for Tirzepatide and Pipeline medicines.(5) (1) https://www.statsamerica.org/sip/rank_list.aspx?rank_label=gsp2_b&item_in=12&ct=S18 (2) https://www.iedc.in.gov/events/news/details/2023/11/28/indiana‐tech‐hub‐wins‐will‐surge‐state‐s‐economy (3) https://www.iedc.in.gov/events/news/details/2023/10/11/gov‐holcomb‐announces‐second‐stellantis‐samsung‐sdi‐ ev‐battery‐manufacturing‐facility‐3b‐investment (4) https://www.iedc.in.gov/events/news/details/2024/04/03/gov.‐holcomb‐announces‐generational‐multi‐billion‐ dollar‐investment‐to‐make‐indiana‐leader‐in‐semiconductor‐packaging (5) https://investor.lilly.com/news‐releases/news‐release‐details/lilly‐increases‐manufacturing‐investment‐9‐billion‐ newest

27 Commitment to Technology Innovation and Competitive Technology is a Focus • Fintech partnerships play a significant role in our technology stack  and enable delivery of innovative solutions to our customers • Investments in Lake City Bank Digital, a Q2 product implemented  in 2021 with ongoing functionality added since initial adoption • Technology partnership with FIS is strong – User Planning Council  and Strategic Planning Advisory Council • Retail and Commercial platforms ensure competitive positioning • AI and data gathering and analysis is playing an increasingly  important role  • Branch design and functionality is ever evolving based on client  transaction and relationship activity

28 Channel Utilization Today versus Pre‐Pandemic Mobile Adoption Outpacing All Other Delivery Channels Period   Change % of Total Total  Transactions  2024(1) % of Total Total Transactions 2019(1) Channel Type (10)%14%2,046,99218%2,279,975Branch Transactions (17)%6%781,2517%944,785ATM/ITM (32)%24%3,427,50540%5,058,317Online Logins 89%55%7,924,41233%4,199,910Mobile Logins(2) (27)%1%192,6872%265,475Telephone Banking 13%100%14,372,847100%12,748,462Total (1) Measurement period includes twelve months of data ending December 31, 2019  and June 30, 2024 (2) Includes mobile phone, Apple watch and iPad app use

29 Customer Composition and Digital Adoption Digital Platform Upgrade with Fintech Partner in 2021 Positively  Impacting Digital Adoption Across All Generations Customer Composition and Digital Adoption Over Three Years 6/30/226/30/236/30/24 Customer Breakdown Generation(1) n/an/a1%3%Gen Alpha    (2010 ‐ Current) 46%52%68%15%Gen Z                 (1996 ‐ 2009) 55%59%59%26%Millennial (1977 ‐ 1995) 46%50%51%19%Gen X                 (1965 ‐ 1976) 41%44%45%29%Baby Boomer   (1946 ‐ 1964) 27%30%30%8%Mature (1945 or before) 45%49%50%Digital Adoption (1) Gen Alpha was added in January 2024

Financial Performance

31 Income Performance Metrics LKFN Performance Exceeds National Peers and Contributes to Strong Capital Levels 1.76% 1.55% 1.56% 1.62% 1.45% 1.40% 15.47% 13.51% 14.19% 17.40% 15.93% 14.39% 15.57% 13.59% 14.27% 17.52% 16.03% 14.48% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 22.00% 0.70% 1.20% 1.70% 2.20% 2.70% 2019 2020 2021 2022 2023 YTD 2024 Return on Average Assets Return on Average Equity Return on Average Tangible Common Equity RO AA RO AE  a nd  R O AT E 1Source KBW Price Performance Review March 31, 2024 ROAE and ROATE LTM Peer  Average  Data1 National Indiana ROAE           9.1%            10.5% ROATE        10.8%          12.0% ROAA LTM Peer Average  Data1 National Indiana ROAA      0.84%             0.94%

32 Net Income and EPS Net Income Improves in 2024 $87,047 $84,337 $95,733 $103,817 $93,767 $101,575 $38,889 $45,950 $3.38 $3.30 $3.74 $4.04 $3.65 $3.95 $1.51 $1.78 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2019 2020 2021 2022 2023 2023 Adjusted (1) YTD 2023 YTD 2024 Net Income Diluted EPS N et  In co m e EP S 2024 Net Income YOY increase 18% 2024 Diluted EPS YOY increase 18% 12023 Year to date net income adjusted reflects Core  Operational Profitability and excludes the 2023 wire  fraud loss net of insurance recoveries, salary and  benefits adjustment and taxes for a total net of tax  impact of  $7.8 million or $0.30 per diluted share  Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

33 Pretax Pre‐Provision Earnings Pretax Pre‐Provision Earnings Improves in 2024 $110,620 $118,646 $118,521 $134,539 $116,183 $126,544 $49,690 $64,725 2.24% 2.19% 1.93% 2.09% 1.80% 1.96% 1.56% 1.97% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 2019 2020 2021 2022 2023 2023 (1) YTD 2023 YTD 2024 Pretax Pre‐Provision Earnings Pretax Pre‐Provision/Average Assets Pr et ax  P re ‐P ro vi sio n  Ea rn in gs Pr et ax  P re ‐P ro vi sio n  Ea rn in gs /A ve ra ge  A ss et s Note: Pretax Pre‐Provision Earnings is a Non‐GAAP financial measure. See “Reconciliation of Non‐ GAAP Financial Measures” in the Second Quarter 2024 Earnings Press Release and Form 8‐K. 2024 Pretax Pre‐Provision Earnings YOY Increase 30% 12023 Year‐to‐date Adjusted Earnings Before Income Taxes  excludes the wire fraud loss net of recoveries and salary and  benefits adjustments totaling $10.4 million Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

34 Average Loans Average YTD Loan Growth of $241 million or 5% Compared to Prior Year 94% 95% 83% 77% 86% 87% 50% 60% 70% 80% 90% 100% 110% 120% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2019 2020 (1) 2021 (1) 2022 (1) 2023 YTD 2024 Retail Commercial Average Loans to Average Deposits Lo an s Lo an s  to  D ep os it  Ra tio (1) Includes $377 million in Average PPP loans in 2020, $238 million in 2021, and $8 million in 2022 2024 YOY Increase 5% $3,974,532 $4,424,472 $4,421,094 $4,427,166 $4,813,678 $5,002,935 Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

$1 ,6 69 $1 ,6 30 $1 ,5 93 $1 ,6 37 $1 ,4 73 $1 ,4 46 $1 ,4 99 $1 ,4 10 $1 ,4 94 $1 ,5 53 $1 ,6 90 $1 ,7 46 $1 ,8 05 $1 ,8 24 $1 ,9 66 $1 ,8 85 $1 ,8 88 $1 ,8 07 $1 ,8 68 $1 ,8 37 $1 ,8 93 $1 ,7 38 $1 ,7 85 $1 ,8 35 $1 ,7 85 $2 ,0 66 $2 ,1 09 $2 ,0 44 $2 ,1 90 $2 ,2 06 $2 ,2 43 $2 ,3 21 $2 ,3 53 $2 ,3 98 $2 ,5 17 $2 ,6 96 $2 ,7 96 $2 ,8 17 $2 ,8 80 $2 ,9 18 $2 ,8 48 $2 ,7 05 49% 48% 46% 48% 42% 41% 42% 39% 40% 41% 42% 43% 43% 42% 42% 40% 40% 39% 39% 39% 41% ‐$200 $300 $800 $1,300 $1,800 $2,300 $2,800 $3,300 $3,800 $4,300 $4,800 25% 35% 45% 55% 65% 75% 85% 95% Outstanding Available % Line Usage 35 Line of Credit Utilization Line Utilization Increases During Second Quarter 2024 4, 78 6 3, 40 7 3, 41 6 3, 42 9 3, 42 3 3, 53 9 3, 55 4 3, 54 4 3, 60 0 3, 70 0 3, 79 5 4, 01 1 4, 20 3 4, 09 8 4, 34 2 4, 66 2 PPP Round 1 PPP Round 2 4, 68 1 4, 70 5 4, 68 7 4, 68 5 4, 59 8

Line of Credit Utilization vs. Commercial DDA

Commercial DDA Deposit Balances Continue to Normalize



(000's)
Line of Credit Utilization
Commercial DDA
60%
55%
50%
45%
40%
35%
30%
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
PPP Round 1
PPP Round 2
Dec-13 50% $389,051
Dec-14 51% $467,458
Dec-15 50% $572,966
Dec-16 52% $660,360
Dec-17 54% $740,576
Dec-18 49% $775,947
Mar-19 47% $761,686
Jun-19 49% $772,995
Sep-19 48% $849,092
Dec-19 46% $814,430
Mar-20 48% $883,956
Jun-20 42% $1,216,414
Sep-20 41% $1,218,943
Dec-20 42% $1,273,886
Mar-21 39% $1,339,673
Jun-21 40% $1,462,935
Sep-21 41% $1,493,245
Dec-21 42% $1,571,964
Mar-22 43% $1,561,747
Jun-22 43% $1,477,356
Sep-22 42% $1,510,910
Dec-22 42% $1,435,746
Mar-23 40% $1,257,797
Jun-23 40% $1,166,541
Sep-23 39% $1,113,449
Dec-23 39% $1,073,239
Mar-24 39% $1,002,112
Jun-24 41% $961,566
Commercial DDA
Line of Credit Utilization

Lake City Bank

36

37 Loan Portfolio Breakdown C&I Drives Lending Business Commercial & Industrial $1,526,277 30% Commercial RE ‐ Owner Occupied $830,018 17% Commercial RE ‐ Nonowner Occupied $762,365 15% Commercial RE ‐Multifamily $252,652 5% Commercial RE ‐ Construction $658,345 13% Agri‐business ‐ Agriculture $361,064 7% Other  Commercial $96,703 2% Residential  Mortgage $259,094 5% Home Equity $197,861 4% Installment ‐ Other  Consumer $110,847 2% $5.0 billion as of June 30, 2024 (000’s) Note: Loan breakdown is presented by Federal Reserve Bank (“FRB”)  Collateral Code as reported on the call report.

Multifamily Housing $583,853 11% Agriculture $420,179 9% Industrial CRE $245,810 4% RV Industry $191,239 4% Senior Living $135,806 3% Automobile Dealers $131,162 3% Nonbank Lenders $120,347 2% Restaurants $115,052 2% Hotels $106,834 2% Misc. Durable Goods  Merchant Wholesalers $106,078 2% 38 Top 10 Industry Concentrations Loan Portfolio is Diversified Top 10 Industries Represent 43% or $2.2 billion of Total Loans Note: Industry data is obtained from loan classifications pursuant to  the North American Industry Classification System (“NAICS”)

39 Average Deposits Average YTD Deposit Growth of $206 million or 4% Compared to Prior Year $4,242,524 $4,650,597 $5,357,284 $5,717,358 $5,604,228 $5,725,196 98% 98% 99% 100% 97% 98% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2019 2020 2021 2022 2023 YTD 2024 Average Deposits % of Funding De po sit s De po sit s  as  a  P er ce nt  o f T ot al  F un di ng (000’s) 2024 YOY Increase 4% Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

40 Deposit Breakdown Deposit Costs Rise in Response to Interest Rate Environment and Increased Competition Total Retail $1,724,777 30% Total Public  Fund $1,727,593 30% Total  Commercial $2,150,127 37% Brokered  Deposits $161,040 3% June 30, 2024 Total Deposits ‐ $5.8 billion (000’s) 1.19%0.98% 0.63%0.48%0.50%0.54% 0.72% 1.10% 1.35% 0.63% 0.28% 0.63% 2.46% 3.00% 0.00% 1.00% 2.00% 3.00% 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 YT D  20 24 Cost of Deposits 20242019Deposit Composition at end of period 21%24%Non‐interest Bearing Demand Deposits 62%47%Interest Bearing Demand, Savings & MMA 13%22%Time Deposits > or = to $100,000 4%7%Time Deposits < $100,000 $5.8$4.1Total Deposits (billions)

‐$100,000 $100,000 $300,000 $500,000 $700,000 $900,000 $1,100,000 $1,300,000 $1,500,000 $1,700,000 Checking and MMA CDs 41 Public Fund Deposit Trends Majority of Public Funds are Core Checking Account Deposits $1 ,2 25 ,1 27 $1 ,2 50 ,5 76 $1 ,2 15 ,5 33 $1 ,2 11 ,1 48 $1 ,2 53 ,7 04 $1 ,2 81 ,4 51 $1 ,1 27 ,1 11 $1 ,1 32 ,4 38 $1 ,1 03 ,0 14 $1 ,2 12 ,1 31 $1 ,1 62 ,4 57 $1 ,2 04 ,1 53 $1 ,2 75 ,3 88 $1 ,2 89 ,6 03 $1 ,2 84 ,6 41 $1 ,4 81 ,1 00 $1 ,4 58 ,1 79 $1 ,3 40 ,5 66 $1 ,3 56 ,8 51 $1 ,4 29 ,8 73 $1 ,5 63 ,5 57 $1 ,4 50 ,5 27 $1 ,5 63 ,0 15 $1 ,5 44 ,7 75 $1 ,7 27 ,5 93

42 Net Interest Income Decline in Net Interest Margin Offsets Impact of Loan and Deposit Growth $155,047 $163,008 $178,088 $202,887 $197,035 $100,043 $95,7123.38% 3.19% 3.07% 3.40% 3.31% 3.41% 3.16% 2.50% 3.00% 3.50% 4.00% 4.50% $0 $50,000 $100,000 $150,000 $200,000 $250,000 2019 2020 2021 2022 2023 YTD 2023 YTD 2024 Net Interest Income Net Interest Margin, fully tax equivalent (000’s) N et  In te re st  In co m e N et  In te re st  M ar gi n,  fu lly  ta x  eq ui va le nt 2024 YOY Decrease (4%)Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

43 Asset Quality Nonperforming Loans Rise Due Primarily to a Single Commercial Credit 1. 52% 2. 15% 2. 75% 1. 37% 0. 94% 0. 50% 0. 42% 0. 19% 0. 25% 0. 19% 0. 46% 0. 26% 0. 35% 0. 36% 0. 32% 1. 13% 1. 22% 1. 82% 2. 20% 1. 75% 1. 31% 0. 41% 0. 35% 0. 16% 0. 20% 0. 16% 0. 38% 0. 21% 0. 23% 0. 27% 0. 25% 0. 88% 8.86% 8.17% 7.46% 8.06% 6.64% 5.75% 4.64% 4.28%4.50%4.77% 4.43% 6.75% 5.50% 3.42%3.72% 5.31% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD 2024 Nonperforming Loans/Total Loans Nonperforming Assets/Total Assets Individually Analyzed and Watch List Loans to Total Loans excluding PPP N on pe rf or m in g  As se ts  to  T ot al  A ss et s W at ch  L ist  L oa ns  to  T ot al  L oa ns  e xc lu di ng  P PP

44 Asset Quality Allowance for Credit Losses Represents Strong Coverage 0. 42% 0. 54% 0. 25% 0. 20% 0. 11% 0. 10% 0. 09% 0. 03% ‐0 .0 1% 0. 13% 0. 03% 0. 09% 0. 09% 0. 10% 0. 13% 0. 05% 1.59% 2.15% 2.39% 2.28% 1.92% 1.67% 1.42% 1.26% 1.23% 1.24% 1.25% 1.45% 1.59% 1.54% 1.46% 1.60% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 1.80% 2.10% 2.40% 2.70% ‐0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD 2024 AC L  to  T ot al  L oa ns , e xc lu di ng  P PP N et  C ha rg eo ffs  to  A ve ra ge  L oa ns Net Chargeoffs/Average Loans Allowance for Credit Losses to Total Loans, excluding PPP Note: Current Expected Credit Loss (“CECL”) Standard adopted effective 1/1/21

45 Noninterest Income Noninterest Income Includes $9.0 million in Visa Stock Net Gain $44,997 $46,843 $44,720 $41,862 $49,858 $21,815 $33,051 22% 22% 20% 17% 20% 18% 26% 0% 10% 20% 30% 40% 50% 60% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2019 2020 2021 2022 2023 (1) YTD 2023 YTD 2024 N on ‐In te re st  In co m e  as  %  o f T ot al  R ev en ue N on ‐In te re st  In co m e Non‐Interest Income % of Total Revenue 2024 YOY Increase 52% (000’s) 12023 Year‐to‐date noninterest income adjusted reflects Core noninterest  income and excludes 2023 wire fraud loss recoveries of $6.3 million. Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

46 2024 YOY Increase 6% Total Revenue Revenue Growth Benefited by Loan Growth and Improvement in Noninterest Income $200,044 $209,851 $222,808 $244,749 $246,893 $121,858 $128,763 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 2019 2020 2021 2022 2023 YTD 2023 YTD 2024 (000’s) Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

47 Non‐Interest Expense $89,424 $91,205 $104,287 $110,210 $130,710 $114,049 $72,168 $64,038 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2019 2020 2021 2022 2023 2023 Adj. (1) YTD 2023 YTD 2024 (000’s) 2024 YOY Decrease (11%) 12023 Year‐to‐date noninterest expense adjusted reflects Core Noninterest Expense and excludes the 2023  wire fraud loss of $18.1 million net of $1.4 million salary and benefits adjustment, or $16.7 million, net. Disciplined Investment in People and Technology Continues  Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

48 Efficiency Ratio Efficiency Ratio Normalizing in 2024 51% 52% 50% 50% 48% 46% 45% 45% 43% 47% 45% 53% 50% 47% 0% 10% 20% 30% 40% 50% 60% 70% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD 2024 Efficiency Ratio Adjusted Core Efficiency Ratio Constant investment in technology and facilities 12023 Year‐to‐date adjusted core efficiency ratio  excludes the second quarter 2023 wire fraud loss  loss, net, of salary and benefits adjustment for a  total of $16.2 million

49 Stable Healthy Dividend Growth in Dividend Reflects Strength of Capital $1.16 $1.20 $1.36 $1.60 $1.84 $0.92 $0.96 2.40% 2.24% 1.70% 2.19% 2.82% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0.10 $0.30 $0.50 $0.70 $0.90 $1.10 $1.30 $1.50 $1.70 $1.90 2019 2020 2021 2022 2023 YTD 2023 YTD 2024 Dividend Per Share ‐ split adjusted Dividend Yield 2024 YOY Increase 4% Di vi de nd  p er  S ha re Di vi de nd  Y ie ld Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

50 LKFN Shareholder Value Total Return Performance from 12/31/00 to 6/30/24 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 LKFN S&P 500 S&P 500 Financials S&P US BMI Banks Index 3,500.00 3,000.00 2,500.00 2,000.00 1,500.00 1,000.00 500.00 0.00 (500.00) 2,611.41% 548.06% 184.86% 182.60% 20 24

51 Investment Highlights • Proven History of Organic Growth •Disciplined and Focused Strategy • Strong Internal Culture • Consistent Execution • Service Excellence Drives Shareholder Value

Supplemental Information

53 Lake City Bank Capital Adequacy Capital Strength Continues in June 2024 Non‐GAAP Adjusted  Capital  Ratios with  AOCI and  HTM  Losses Non‐GAAP Excess  Capital  after AOCI  and HTM Non‐GAAP AOCI and  HTM  Losses‐ after tax Capital Cushion (in 000’s) Well‐ Capitalized  Threshold June 30,  2024 Actual Regulatory Ratio  Description * 9.24%$290,425$(182,978)$473,4045.00%11.92%Tier 1 Leverage Ratio 11.02%$259,556$(182,978)$442,5346.50%14.21%Common Tier 1 (CET) 11.02%$173,479$(182,978)$356,4578.00%14.21%Tier 1 Risk Based  Capital 12.28%$130,641$(182,978)$313,61910.00%15.47%Tier 2 Risk Based  Capital * Regulatory Ratios are preliminary pending the finalization of regulatory filings

Liquidity Preparedness

June 30, 2024

(000)	Liquidity Availability	Used	Unused/ Available	Additional Loan Collateral Available for Pledge
Secured/Committed Borrowings:				
Federal Home Loan Bank-Indianapolis[1]	$ 572,370	$ 0	$ 572,370	$ --
Federal Reserve Bank Discount Window	1,194,369	--	1,194,369	268,815
Total Secured/Committed	$ 1,766,739	$ 0	$ 1,766,739	$ 268,815
Unsecured/Uncommitted Borrowings:				
Brokered Certificates of Deposit[2]	$ 581,854	$ 124,906	$ 456,948	$ --
Brokered Money Market Deposit[3]	197,064	26,096	170,968	--
Insured Cash Sweep-One Way Buy[4]	100,000	10,038	89,962	--
Fed Fund Lines	325,000	--	325,000	--
Total Unsecured/uncommitted borrowings	$ 1,203,918	$ 161,040	$ 1,042,878	$ --
Investment Securities available for pledge:				
Agencies, MBS and CMO[5]	155,009	--	155,009	--
Municipals[6]	347,054	--	347,054	--
Total Investment Securities Available	502,063	--	502,063	--
Total Lake City Bank Liquidity Preparedness	**$ 3,472,720**	**$ 161,040**	**$ 3,311,680**	**$ 268,815**

(1) The BOD has authorized borrowing capacity up to $800 million, and qualifying collateral is required for availability
(2) Brokered deposit capacity is equal to 10% of total deposits plus purchased funds, per LCB policy
(3) Brokered money market capacity is equal to 3% of total assets, per LCB policy
(4) Insured cash sweep OWB capacity is approved under program by IntraFi Network (formerly Promontory)
(5) Investment securities are eligible collateral at the FRB – Discount Window and FHLB
(6) Municipal securities are eligible collateral at the FRB – Discount Window

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55 Investment Portfolio Recurring Cash Flows Used to Fund Organic Loan Growth M V  In ve st m en ts  a s  a  %  o f A ss et s Note:  Ratio of total securities to total assets excludes PPP loans of $412 million in 2020, $26  million in 2021 and $2 million in 2022 from total assets 13% 12% 12% 12% 12% 14% 21% 20% 18% 17% 0% 5% 10% 15% 20% 25% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 June 30, 2024 Market ValueBook YieldWeighted  Maturity 91,0162.096.13US Govt REMICS 328,2141.987.41US Govt Pools 113,6971.559.56US Agencies 460,1302.8815.25AFS Municipals (TEY) 113,9972.7316.42HTM Municipals (TEY) $1,107,0542.39%11.71Total (Tax‐Equivalent Yield) Held‐to‐Maturity 130,746$      Available‐for‐Sale 993,057$      Carrying Value US Govt  Remics 8% US Govt  Pools  30% AFS  Municipals 42% HTM Municipals 10% US Govt  Agencies 10%

56 Investment Security Portfolio Cashflows Cash Flows of $383 million Expected Through June 2028 18 ,4 53 ,7 09   17 ,7 75 ,0 72   15 ,6 40 ,2 32   17 ,4 15 ,4 59   17 ,4 70 ,6 75   16 ,5 23 ,2 43   14 ,5 71 ,5 56   15 ,9 39 ,2 56   20 ,7 22 ,3 58   15 ,1 49 ,0 65   14 ,0 58 ,0 53   14 ,9 32 ,6 28   14 ,7 86 ,9 14   14 ,0 13 ,0 22   12 ,6 35 ,4 30   23 ,1 97 ,8 00   8, 62 6, 63 2  7, 52 7, 52 1  8, 42 4, 70 0  7, 34 5, 65 2  8, 24 8, 47 3  7, 15 6, 14 2  8, 06 9, 52 1  6, 99 1, 08 4  7, 91 2, 14 6  6, 80 0, 65 7  7, 73 6, 44 3  6, 65 0, 58 9  7, 57 7, 48 3  6, 49 5, 32 7  7, 43 1, 20 5  6, 35 8, 63 1   ‐  5,000,000  10,000,000  15,000,000  20,000,000  25,000,000  30,000,000  35,000,000 Principal Interest (000) Investment Portfolio has generated  $248 million in cash flow and  proceeds from sales January 2023  through June 2024

Investment Portfolio Analysis Investment Portfolio as a Percentage of Total Assets Continues to Decline 57 12/31/20236/30/2024 % of  Total Market  Value Weighted  Maturity % of  Total Market  Value Weighted  Maturity 8%98,2656.288%91,0166.13US Govt REMICS 30%349,5777.4430%328,2147.41US Govt Pools 10%119,4799.6810%113,6979.56US Agencies ‐‐‐‐‐‐US Treasury Notes/Bills 41%484,40715.6742%460,13015.25AFS Municipals (Exempt) 10%119,21516.9210%113,99716.42HTM Municipals 100%$1,170,943 11.89100%$1,107,05411.71Total  ($174,591)($194,925)Unrealized losses AFS ($10,703)($16,749)Unrealized losses HTM ($185,294)($211,674)Total market value losses   6.56.5Portfolio effective duration, tax equivalent(1) 18%17%Investment securities as a % of assets (1)Effective duration on a tax equivalent basis incorporates the historical price sensitivity  relationship between tax‐free and taxable securities. Tax‐free securities have 2/3 of the  price risk as a taxable security for a given change in taxable rates.

58 Commercial Loans by County Commercial Customers in 49 Indiana Counties and 21 Other  States (1) All other counties individually represent less than 2% of total June 30, 2024 (000’s) Allen 18% Elkhart 14%St. Joseph 9% Kosciusko 10% Hamilton 9% Marion 14% Marshall 3% Other IN  Counties (1) 17% Outside IN 6% Commercial Loans  Outstanding as of  6/30/2024 $4.5 billion

Larger Market Organic Expansion

Organic Growth

State Rank	County	Primary City	Population*	LCB Entry	LCB Deposit Market Share**	# of Branches
21.	Kosciusko	Warsaw	80,826	1872	64%	12
6.	Elkhart	Elkhart	206,890	1990	23%	11
5.	St. Joseph	South Bend	272,234	1997	8%	4
3.	Allen	Fort Wayne	391,449	1999	12%	5
1.	Hamilton, Johnson, Marion	Indianapolis	1,500,169	2011	1%	7

* Source: STATS Indiana
** Source: FDIC 6/30/23 Statistics


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Mature Market Strength and Growth

Organic Growth

(millions)[1]

	2023		2013			2023 # of
	Deposits	Share	Deposits	Share	Increase	Offices
1. 1st Source	$5,258	19.69%	$2,627	14.33%	100.15%	53
2. Lake City Bank	**$4,828**	**18.08%**	**$2,409**	**13.14%**	**100.42%**	**53**
3. JPM Chase	$3,651	13.68%	$1,676	9.14%	117.84%	20
4. PNC	$1,694	6.34%	$1,211	6.60%	39.88%	17
5. First Merchants	$1,071	4.01%	$654	3.57%	63.76%	9
6. Flagstar/Wells Fargo(2)	$994	3.72%	$2,466	13.46%	(59.69)%	23
7. Star	$903	3.38%	$444	2.42%	103.38%	10
8. Old National	$803	3.01%	$582	3.18%	37.97%	9
9. Fifth Third	$729	2.73%	$370	2.02%	97.03%	8
10. KeyBank	$674	2.52%	$974	5.32%	(30.80)%	14
Market Total	**$26,701**		**$18,331**		**45.66%**	

[1]Mature Markets includes 12 Northern Indiana counties and excludes 3 Central Indiana counties
[2]Flagstar purchased Wells Fargo Indiana branches in 2018
Adjusted to include branches subsequently acquired by surviving banks. Data based on June 30th regulatory reporting for each year presented.

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